CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Language Arts Corp. (the "Company") on Form 10-Q for the period ended July 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Maria del Pilar Jaen, acting in the capacity as the Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Maria del Pilar Jaen

     Maria del Pilar Jaen

     Chief Executive Officer

     September 16, 2013

/s/ Maria del Pilar Jaen

     Maria del Pilar Jaen

     Chief Financial Officer

     September 16, 2013